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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 2, 2001



                              EVENFLO COMPANY, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                       333-64893               31-1360477
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)




                   707 Crossroads Court, Vandalia, Ohio 45377
               (Address of principal executive offices, Zip Code)

                                 (937) 415-3300
              (Registrant's telephone number, including area code)


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                     EVENFLO COMPANY, INC. AND SUBSIDIARIES



Item 5         Other Events

               Evenflo Company, Inc.'s News Release for the year ended December 31, 2000.

Item 7         Financial Statements and Exhibits

               (c) The following is filed as an Exhibit to this Report

               Exhibit No.      Description of Exhibit
                 99.1           Evenflo Company, Inc. Press Release for the year
                                ended December 31, 2000.



                                1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Evenflo Company, Inc. and Subsidiaries
                                      --------------------------------------
                                      (Registrant)



Date: APRIL 2, 2001                   /s/ Richard W. Frank
      ---------------------           -------------------------------------
                                      Richard W. Frank
                                      Chairman of the Board of Directors and
                                      Chief Executive Officer



Date: APRIL 2, 2001                   /s/ Daryle A. Lovett
      ---------------------           --------------------------------------
                                      Daryle A. Lovett
                                      Senior Executive Vice President Finance
                                      and Chief Financial Officer




                                   2.